Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of August 1, 2025, by and among BACKBLAZE, INC., a Delaware corporation (“Borrower”) and CITIZENS BANK, N.A. (the “Lender”).

RECITALS

    WHEREAS, Borrower and Lender are parties to that certain Credit Agreement, dated as of June 4, 2025 (as modified, amended and or amended and restated from time to time, the “Credit Agreement”) with respect to certain financial accommodations made available to Borrower by Lender;

    WHEREAS, Borrower has requested that Lender amend the Credit Agreement to make certain revisions to the Credit Agreement as more fully set forth herein; and

    WHEREAS, Lender has agreed to amend certain provisions of the Credit Agreement in accordance with, and subject to the terms and conditions of, this Amendment.

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.Defined Terms. Unless otherwise specified, capitalized terms not defined herein shall bear the same definitions set forth in the Credit Agreement.

2.Amendment of Section 7.8 of the Credit Agreement. Section 7.8 (Restricted Payments) of the Credit Agreement is hereby amended by: (i) replacing the “.” at the end of clause (c) with “;” and (ii) inserting a new clause (d) to reflect the following:

(d)     commencing on August 1, 2025 and continuing through and including August 1, 2026, Borrower may make Restricted Payments consisting of the repurchase of Borrower’s Equity Interests from the holders of such Equity Interests in an aggregate amount not to exceed $10,000,000 (the “Stock Repurchase Transaction”); provided, that (x) Borrower shall fund the Stock Repurchase Transaction solely from proceeds received by Borrower in respect of: (i) employee exercises of options to purchase Borrower’s Equity Interests and (ii) employee purchases of Equity Interests made pursuant to Borrower’s employee stock purchase plan; and (y) no Default or Event of Default exists prior to, or would result after giving effect to, any such Stock Repurchase Transaction.

3.Miscellaneous.

(a)No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

(b)The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Credit Agreement, as in effect prior to the date hereof.

(c)Borrower represents and warrants that the Representations and Warranties contained in the Credit Agreement are true and correct as of the date of this Amendment, and that no Default or Event of Default has occurred and is continuing.

Exhibit 10.1

(d)Section 10.9 (Governing Law; Jurisdiction; Consent to Service of Process) of the Credit Agreement is incorporated herein by this reference as though fully set forth.

4.Conditions Precedent to Amendment. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, this Amendment, duly executed by Borrower.

5.Lender’s Expenses. Borrower shall remit to Lender, within two (2) Business Days of the date of this Amendment, the reasonable fees, disbursements and other charges of counsel to Lender incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts.

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

[signature pages follow this page]

Exhibit 10.1
IN WITNESS WHEREOF the parties have executed this Amendment as of the date above written.

BORROWER:

BACKBLAZE, INC.

By:

/s/ Marc Suidan
Name: Marc Suidan
Title: Chief Financial Officer

BANK:

CITIZENS BANK, N.A.

By:

/s/ Hugo Valencia
Name: Hugo Valencia
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]